UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 30, 2014

ARI NETWORK SERVICES, INC.

(Exact name of registrant as specified in its charter)

Wisconsin (State or other jurisdiction of incorporation)	0-19608 (Commission File Number)	39-1388360 (IRS Employer Identification No.)

10850 West Park Place, Suite 1200 Milwaukee, Wisconsin (Address of principal executive offices)	53224 (Zip Code)

Registrant’s telephone number, including area code: (414) 973-4300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

—	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
—	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
—	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
—	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01Completion of Acquisition or Disposition of Assets

This Amendment No. 1 to Current Report on Form 8-K/A is being filed to amend the Current Report on Form 8-K (the "Initial 8-K") filed with the Securities and Exchange Commission on October 2, 3014, by ARI Network Services, Inc. (the "Company" or "ARI") to include the financial information referred to in Item 9.01(a) and (b) with respect to the Company's acquisition of the assets of Tire Company Solutions, LLC ("TCS") on September 30, 2014. The Company hereby amends Item 9.01 of the Initial 8-K to provide in its entirety audited financial statements of TCS as of and for the fiscal years ended July 31, 2014 and 2013 and the unaudited pro forma information required by Item 9.01 of Form 8-K.

Item 9.01Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

Attached hereto as exhibits 99.2 and 23.1, respectively, are the audited consolidated financial statements of TCS as of and for the years ended July 31, 2014 and 2013, and independent auditors' report and the consent of independent auditors.

(b)	Pro Forma Financial Information

Attached hereto as exhibit 99.2 are the unaudited Pro Forma Condensed Combined Balance Sheet as of July 31, 2014, Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended July 31, 2014 and Notes to the Unaudited Pro Forma Condensed Combined Financial Statements of the Company and TCS.

(d)Exhibits

Exhibit No.Description

2.1Asset Purchase Agreement, dated September 30, 2014, by and among ARI Network Services, Inc., Tire Company Solutions, LLC, Barry Reese and Kenny Pratt.*

4.1Form of Subordinated Promissory Notes, dated September 30, 2014 issued to Barry Reese and Kenny Pratt.*

10.1First Loan Modification Agreement, dated September 30, 2014, by and among Silicon Valley Bank, ARI Network Services, Inc. and Project Viking II Acquisition, Inc.*

23.1Consent of Independent Registered Public Accounting Firm.

99.1The audited consolidated financial statements of TCS as of and for the fiscal years ended July 31, 2014 and 2013.

99.2Unaudited pro forma combined financial statements and footnotes of ARI Network Services, Inc. and  TCS as of and for the twelve months ended July 31, 2014 and 2013.

* Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARI Network Services, Inc.

(Registrant)

Date:  December 12, 2014

By:  /s/ William A. Nurthen___________

               William A. Nurthen

               Chief Financial Officer

EXHIBIT INDEX

Exhibit No.Description

2.1Asset Purchase Agreement, dated September 30, 2014, by and among ARI Network Services, Inc., Tire Company Solutions, LLC, Barry Reese and Kenny Pratt.*

4.1Form of Subordinated Promissory Notes, dated September 30, 2014 issued to Barry Reese and Kenny Pratt.*

10.1First Loan Modification Agreement, dated September 30, 2014, by and among Silicon Valley Bank, ARI Network Services, Inc. and Project Viking II Acquisition, Inc.*

23.1Consent of Independent Registered Public Accounting Firm.

99.1The audited consolidated financial statements of TCS as of and for the fiscal years ended July 31, 2014 and 2013.

99.2Unaudited pro forma combined financial statements and footnotes of ARI Network Services, Inc. and TCS as of and for the twelve months ended July 31, 2014 and 2013.

* Previously filed.